Income tax	12 Months Ended
Dec. 31, 2012
Income tax
16.	Income tax

(i) Cayman Islands (“Cayman”)

Under the current tax laws of Cayman Islands, the Company and its subsidiaries are not subject to tax on income or capital gains. Besides, upon payment of dividends by the Company to its shareholders, no Cayman Islands withholding tax will be imposed.

(ii) British Virgin Islands (“BVI”)

Duowan BVI is exempt from income tax on its foreign-derived income in the BVI. There are no withholding taxes in the BVI.

(iii) Hong Kong profits tax

Entities incorporated in Hong Kong are subject to Hong Kong profits tax at a rate of 16.5% on the estimated assessable profit for the years ended December 31, 2010, 2011 and 2012. No Hong Kong profits tax has been provided as the Group’s subsidiaries have no assessable profit arising in Hong Kong.

(iv) PRC Enterprise Income Tax (“EIT”)

Current taxation primarily represented the provision for EIT for subsidiaries and VIEs operating in the PRC. Prior to January 1, 2008, companies established in the PRC were generally subject to a state and local corporate income tax, or EIT, at statutory rates of 30% and 3%, respectively. On March 16, 2007, the PRC National People’s Congress promulgated the New Enterprise Income Tax Law (the “New EIT Law”), which became effective on January 1, 2008. The Company’s subsidiaries and VIEs are subject to EIT on their taxable income as reported in their respective statutory financial statements adjusted in accordance with the relevant tax laws and regulations in the PRC. All PRC entities of the Group (including subsidiaries and VIEs) are subject to EIT at a rate of 25%. In 2011, Guangzhou Huaduo has been qualified as a “High and New Technology Enterprise”(“HNTE”) under the EIT Law. Therefore, it is entitled to a preferential tax rate of 15% from 2011 to 2012 and will continue to enjoy the preferential tax rate, provided that it continues to be qualified as HNTE during such period.

According to a policy promulgated by the State Tax Bureau of the PRC and effective from 2008 onwards, enterprises engage in research and development activities are entitled to claim 150% of the research and development expenses so incurred in a year as tax deductible expenses in determining its tax assessable profits for that year (“Super Deduction”). Guangzhou Huaduo had claimed such Super Deduction in ascertaining its tax assessable profits for the periods reported. Zhuhai Duowan started to claim Super Deduction in ascertaining its tax assessable profits in 2011 when it started to engage in engaged in research and development activities.

In addition, according to the New EIT Law and its implementation rules, foreign enterprises, which have no establishment or place in the PRC but derive dividends, interest, rents, royalties and other income (including capital gains) from sources in the PRC shall be subject to PRC withholding tax (“WHT”) at 10% (a further reduced WHT rate may be available according to the applicable double tax treaty or arrangement). The 10% WHT is applicable to any dividends to be distributed from Beijing Huanju Shidai and Guangzhou Huanju Shidai to Duowan BVI out of any profits of Beijing Huanju Shidai and its subsidiaries, and Guangzhou Huanju Shidai derived after January 1, 2008.

Up to December 31, 2012, the Group does not have any present plan to pay out the retained earnings in the subsidiaries and VIEs in the foreseeable future. The Group currently intends to retain the available funds and any future earnings to operate and expand its business. Accordingly, no such WHT had been accrued.

The current and deferred portions of income tax expense included in the consolidated statements of operations are as follows:

	For the year ended December 31,
	2010	2011	2012
	RMB	RMB	RMB

Current income tax expenses	(3,965)	(12,516)	(48,357)
Deferred income tax benefits	1,643	11,173	19,316

Income tax expense for the year	(2,322)	(1,343)	(29,041)

The reconciliation of total tax expense computed by applying the respective statutory income tax rate to pre-tax (loss) income is as follows:

	For the year ended December 31,
	2010	2011	2012

PRC statutory income tax rate	(25.0%)	(25.0%)	(25.0%)
Effect of preferential tax rate	—	8.4%	10.4%
Effect of tax-exempt entities	0.2%	(5.1%)	0.2%
Permanent differences*	25.1%	32.5%	(13.9%)
Change in valuation allowance	1.5%	(7.8%)	(2.0%)
Effect of Super Deduction available to the Group	(0.8%)	(4.9%)	5.7%
Adjustments of deferred tax for changes in tax rates	—	3.6%	—

Effective income tax rate	1.0%	1.7%	(24.6%)

*	Permanent differences mainly arise from expenses not deductible for tax purposes including primarily share-based compensation costs and expenses incurred by subsidiaries and VIEs.

Deferred taxes were measured using the enacted tax rates for the periods in which they are expected to be reversed. The tax effects of temporary differences that give rise to the deferred tax asset balances as of December 31, 2011 and 2012 are as follows:

	December 31,
	2011	2012
	RMB	RMB
Deferred tax assets, current:
Deferred revenue	4,682	16,270
Allowance for doubtful accounts receivable, accrued expense and others not currently deductible for tax purposes	7,985	17,062
Valuation allowance	(180)	(1,783)

Total current deferred tax assets, net	12,487	31,549

Deferred tax assets, non-current:
Tax loss carried forward	1,691	2,433
Deferred revenue	—	538
Impairment of an equity investment	45	45
Impairment of a cost investment	284	—
Valuation allowance	(1,691)	(2,433)

Total non-current deferred tax assets, net	329	583

The Group operates through multiple subsidiaries and VIEs and the valuation allowance is considered for each subsidiary and VIE on an individual basis. As of December 31, 2010, the Group provided valuation allowance for the group companies’ deferred income tax except for Zhuhai Duowan, which had derived taxable profit against the second year. The Group reassessed the earning history and the projected future taxable income of Zhuhai Duowan and concluded that deferred income tax of Zhuhai Duowan would be realized in the foreseeable future. Considering the other companies of the Group were still in loss positions in 2010, the Group provided full valuation allowance against their deferred income tax. As of December 31, 2011, Guangzhou Huaduo utilized all of the tax losses carried forward and had reported taxable profit. The Group reassessed the earning history and the projected future taxable income of Guangzhou Huaduo, concluded that deferred income tax of Guangzhou Huaduo would be realized in the foreseeable future, and accordingly no valuation allowance was provided in 2011. The other companies other than Guangzhou Huaduo and Zhuhai Duowan were still in loss position in 2011 and full valuation allowance was provided. As of December 31, 2012, companies other than Guangzhou Huaduo and Zhuhai Duowan were still in loss position and full valuation allowance was provided. If events occur in the future that allow the Group to realize more of its deferred income tax than the presently recorded amounts, an adjustment to the valuation allowances will result in a decrease in tax expense when those events occur.

As of December 31, 2012, the Group had tax loss carry forwards of approximately RMB9,731, which can be carried forward to offset future taxable income. The net operating tax loss carry forwards will begin to expire as follows:

Amount
RMB

2013	108
2014	3,184
2015	—
2016	3,405
2017	3,034

Total	9,731

In accordance with PRC Tax Administration Law on the Levying and Collection of Taxes, the PRC tax authorities generally have up to five years to claw back underpaid tax plus penalties and interest for PRC entities’ tax filings. In the case of tax evasion, which is not clearly defined in the law, there is no limitation on the tax years open for investigation. Accordingly, the PRC entities’ tax years from 2008 to 2012 remain subject to examination by the tax authorities. There were no ongoing examinations by tax authorities as of December 31, 2012.